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                                                                    Exhibit 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-65673.

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP


St. Louis, Missouri,
  March 25, 1999